SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

      Date of Report (Date of earliest event reported): September 16, 2004


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                        0-5905                    62-0156300
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(State of incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 2.02.  Results of Operations and Financial Condition
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On September 16, 2004, the Company issued a press release announcing financial results for the fiscal third quarter ended August 31, 2004 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

The Press Release contains disclosure regarding the following non-GAAP financial measures: operating income (excluding litigation settlement charges), net income (excluding litigation settlement charges) and earnings per share (excluding litigation settlement charges), each for the Company's third fiscal quarter ended August 31, 2004, and the Company's operating income (excluding litigation settlement charges), net income (excluding debt extinguishment and litigation settlement charges) and earnings per share (excluding debt extinguishment and litigation settlement charges), each for the nine months ended August 31, 2004. A reconciliation of each of these measures to the most comparable GAAP measurement for the applicable period is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of the above referenced non-GAAP financial measures to be meaningful information regarding the Company's financial performance and useful for comparison with forecasted net income without the effect of debt extinguishment and litigation settlement charges, as applicable for the third fiscal quarter of 2004 and the nine months ended August 31, 2004.

The Press Release also contains disclosure regarding the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"), a non-GAAP financial measure. The Press Release presents EBITDA excluding litigation settlement charges for the third fiscal quarter of 2004, and EBITDA excluding debt extinguishment and litigation settlement charges for the first nine months of fiscal 2004. The most directly comparable GAAP financial measure to EBITDA is net income. A reconciliation of EBITDA to net income is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The attachment to the Press Release also sets forth net income margin as the most directly comparable GAAP financial measure to EBITDA margin.

The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. EBITDA should be considered in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. Further, EBITDA is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01.  Financial Statements and Exhibits.
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(c)      Exhibits:

         99.1     Press Release Dated September 16, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 16, 2004              CHATTEM, INC.

                                By:  /s/ A. Alexander Taylor II
                                     _________________________________
                                      A. Alexander Taylor II
                                      President and Chief Operating Officer

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                                  EXHIBIT INDEX

Exhibit No.                Exhibit Description
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99.1                       Press Release dated September 16, 2004